                    Statement of Additional Information
                                    for
                 Thornburg Investment Income Builder Fund
                          ("Income Builder Fund")














                    119 East Marcy Street, Suite 202
                       Santa Fe, New Mexico 87501













     Thornburg Investment Income Builder Fund ("Income Builder Fund") is an investment portfolio established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of Class A or Class C shares offered by the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated December 24, 2002. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Fund's shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     Prior to October 1, 1995, the Trust's name was "Thornburg Income
Trust."

     The date of this Statement of Additional Information is December 24,
2002.

                             TABLE OF CONTENTS

ORGANIZATION OF THE FUND  . . . . . . . . . . . . . . . . . . .__

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . __

EQUITY FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . __

  Illiquid Investments . . . . . . . . . . . . . . . . . . . . __
  Restricted Securities. . . . . . . . . . . . . . . . . . . . __
  Swap Agreements, Caps, Floors, Collars . . . . . . . . . . . __
  Indexed Securities . . . . . . . . . . . . . . . . . . . . . __
  Repurchase Agreements. . . . . . . . . . . . . . . . . . . . __
  Reverse Repurchase Agreements. . . . . . . . . . . . . . . . __
  Securities Lending . . . . . . . . . . . . . . . . . . . . . __
  Lower-Quality Debt Securities. . . . . . . . . . . . . . . . __
  Foreign Investments. . . . . . . . . . . . . . . . . . . . . __
  Foreign Currency Transactions. . . . . . . . . . . . . . . . __
  Limitations on Futures and Options Transactions. . . . . . . __
  Real Estate-Related Instruments. . . . . . . . . . . . . . . __
  Futures Contracts. . . . . . . . . . . . . . . . . . . . . . __
  Futures Margin Payments. . . . . . . . . . . . . . . . . . . __
  Purchasing Put and Call Options. . . . . . . . . . . . . . . __
  Writing Put and Call Options . . . . . . . . . . . . . . . . __
  Combined Positions . . . . . . . . . . . . . . . . . . . . . __
  Correlations of Price Changes. . . . . . . . . . . . . . . . __
  Liquidity of Options and Futures Contracts . . . . . . . . . __
  OTC Options. . . . . . . . . . . . . . . . . . . . . . . . . __
  Option and Futures Relating to Foreign Currencies. . . . . . __
  Asset Coverage for Futures and Options Positions . . . . . . __
  Short Sales. . . . . . . . . . . . . . . . . . . . . . . . . __

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . __

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . __
  Performance and Portfolio Information. . . . . . . . . . . . __

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Election by the Funds-Subchapter M . . . . . . . . . . . . . __

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS. . . . . . . . . . . . __

INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT, AND
  ADMINISTRATIVE SERVICES AGREEMENT. . . . . . . . . . . . . . __
  Investment Advisory Agreement. . . . . . . . . . . . . . . . __
  Administrative Services Agreement. . . . . . . . . . . . . . __

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . __

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . __
  In General . . . . . . . . . . . . . . . . . . . . . . . . . __
  Portfolio Turnover Rates . . . . . . . . . . . . . . . . . . __


                              -i-


MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . __

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . __

INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . __

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . __

                     ORGANIZATION OF THE FUND

     This Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 11 active Funds, one of which are described in this Statement of Additional Information. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of the Fund are segregated on the Trust's books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund of the Trust, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive the underlying assets of that Fund which are available for distribution.

     The Fund may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (Thornburg) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Fund. The Custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.


                          INVESTMENT POLICIES

     Thornburg Investment Income Builder Fund's primary investment objective is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow (subject to periodic fluctuations) over the years on a per share basis. The Fund' secondary investment objective is long term capital appreciation.

     The following discussion supplements the disclosures in the Prospectus respecting the Fund's investment policies, techniques and investment limitations.

Illiquid Investments
--------------------

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the Fund's investment adviser (Thornburg) determines the liquidity of investments by the Fund and, through reports from Thornburg, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also Thornburg may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to any over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities
----------------------

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Swap Agreements, Caps, Floors, Collars
--------------------------------------

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Fund believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the Fund will have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities
------------------

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements
----------------------

     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements
------------------------------

     In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending
------------------

     The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

When Issued Securities
----------------------

     The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Lower-Quality Debt Securities
-----------------------------

     The Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
In fact, from 1989 to 1991, and again in 2001-2002, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

U.S. Government Obligations
---------------------------

     The Fund's investments may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Foreign Investments
--------------------

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions
-----------------------------

     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in euros, the Fund could enter into forward contracts to sell euros and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Limitations on Futures and Options Transactions
------------------------------------------------

     The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Real Estate-Related Instruments
-------------------------------

     Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Futures Contracts
------------------

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments
-----------------------

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options
-------------------------------

     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options
----------------------------

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions
------------------

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based upon Thornburg's judgment that the combined strategies will reduce risk or otherwise achieve a portfolio management goal, it is possible that the combination will instead increase risk or hinder achievement of the goal.

Correlation of Price Changes
-----------------------------

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.



Liquidity of Options and Futures Contracts
-------------------------------------------

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options
-----------

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies
--------------------------------------------------

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions, above.

Asset Coverage for Futures and Options Positions
-------------------------------------------------

     The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Short Sales
------------

     The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                        INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     As a matter of fundamental policy, the Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities) ; or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to the Fund:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions."



                        YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------

     The Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     All performance figures are calculated separately for Class A and Class C shares. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund's expenses for the period.

     For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier.
Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Fund's yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund's maximum sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAV's are not adjusted for sales charges, if any.

     The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds, or other mutual fund rating services. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                                 TAXES

Elections by the Fund -Subchapter M

     The Fund intends to elect and qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     If in any year the Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     Each shareholder will be notified annually by the Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     Investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.


                  DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of investment income, takes place in the account, such as a purchase of additional shares or redemption of shares, the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     The quarterly distributions of any investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

            INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENTS,
                  AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to an Investment Advisory Agreement in respect of the Fund, Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, acts as investment adviser for, and will manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by the Fund, in the percentage amounts set forth in the table below:

Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .625%

---------------------------------------------------------------------------
     The fee paid by the Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, the Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

      The Trust's trustees (including a majority of the trustees who are not "interested persons") have approved the Investment Advisory Agreement applicable to the Fund.

     The Trust's Trustees approved the Investment Advisory Agreement applicable to the Fund on September 23, 2002. In approving the Agreement, the Trustees considered a number of factors. The principal factors considered by the Trustees are as follows:

     1. The Trustees received and reviewed comparative peer group mutual fund advisory fee and expense information as compiled by third party service providers, and compared that information with fees proposed to be charged by Thornburg, taking into consideration the services to be performed by Thornburg and other factors respecting Thornburg described below. The Trustees concluded that the proposed fees were reasonable in light of fees charged by other investment advisers and the services to be provided.

     2. The Trustees considered the proposed investment objectives and strategies of the Fund, and specific expertise of Thornburg and its portfolio managers and analysts in managing portfolios of equity and fixed income securities, its technical, personnel and financial resources, and Thornburg's past investment performance in managing different types of portfolios. The Trustees also considered Thornburg's success in adhering to investment strategies prescribed for other mutual funds supervised by the Trustees. The Trustees concluded that engagement of Thornburg to manage the Fund was reasonable in view of Thornburg's staffing, expertise, past performance and resources.

     3. The Trustees considered Thornburg's proposed fee and expense reimbursements to the Fund in order to maintain its operating expenses at a reasonable and competitive level until the Fund's assets grew to the extent that the Fund could support its operating expenses without a subsidy. The Trustees concluded that this was a significant benefit for the Fund and its prospective shareholders.

     4. The Trustees considered Thornburg's stated commitment to promoting the Fund in the marketplace, and Thornburg's past efforts and success in this regard with respect to other mutual funds. The Trustees concluded that this was a significant benefit to the Fund and its prospective shareholders.

Based upon the Trustees' review and consideration of the foregoing factors, and other matters the Trustees considered relevant, the Trustees approved the Investment Advisory Agreement for the Fund.

     The Investment Advisory Agreement applicable to the Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption "Management."

    The Trust, Thornburg and the Fund's Distributor, Thornburg Securities Corporation ("TSC") have each adopted a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940. Each of the codes of ethics permits the personnel who are subject to the code of ethics to buy and sell securities which may be purchased and held by the Fund, but these personnel are generally prohibited from purchasing or selling any security which is then being purchased or sold by the Fund or is being considered for purchase or sale by the Fund, unless certain exceptions are applicable. Each code of ethics also imposes other prohibitions and subjects certain persons to reporting requirements respecting personal securities ownership and trading.

Administrative Services Agreement
---------------------------------

     Administrative services are provided to each class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's Class A and Class C shares provides that each class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                       SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and C shares of the Fund. The Plan permits the Fund to pay to Thornburg (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years.

Class C Distribution Plan
--------------------------

     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of the Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

    The purpose of the Distribution Plan applicable to the Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because the Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Fund is not liable for any expenses incurred by TSC in excess of the compensation it receives from the Fund.

                           PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment adviser.

     Thornburg, in effecting purchases and sales of portfolio securities for the account of the Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction.

     Bonds and other fixed income securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute the Fund's portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is made by Thornburg based upon the quality of such research and execution services provided. The receipt of research from broker-dealers who execute transactions on behalf of the Fund may be useful to Thornburg in rendering investment management services to the Fund. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, Thornburg must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealers, viewed in terms of a particular transaction or Thornburg's overall responsibilities to the Fund. In reaching this determination, Thornburg will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     Thornburg is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                            MANAGEMENT

     The Fund is a separate series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of the Fund, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreement and Administrative Services Agreement applicable to the Fund, is the responsibility of the Trust's Trustees. There are six Trustees, two of whom are "interested persons" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.



Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)
________________________________________________________________________________
____________________
Interested Trustees
-------------------

Garrett           Chairman     Trustee     CEO, Chairman and controlling  Twelve
None
Thornburg, 56     of Trustees  Since       shareholder of Thornburg
                  (3)          1987 (4)    Investment Management, Inc.
                                           (investment adviser) and
                                           Thornburg Securities
                                           Corporation (securities
                                           dealer); Chairman of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.
                                           (registered investment
                                           company); CEO and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment
                                           trust); Chairman
                                           of Thornburg Mortgage
                                           Advisory Corporation (investment
                                           manager to Thornburg
                                           Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     President and Managing         Nine
	         None
46                President,   Since       Director of Thornburg
                  Assistant    2001;       Investment Management,
                  Secretary(5) President   Inc.; President of
                               (4)(6)      Thornburg Limited Term
                                           Municipal Fund, Inc.


Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)
________________________________________________________________________________
___________________
Independent Trustees
--------------------

David A. Ater, 55 Trustee      Trustee     Principal in Ater & Ater       Ten
	         Director
                               Since       Associates, Santa Fe, New
Thornburg
                               1994 (4)    Mexico (developer, planner
Mortgage,
                                           and broker of residential and
Inc.(real
                                           commercial real estate) owner,
estate
                                           developer and broker for
investment
                                           various real estate projects.
trust)


David D.         Trustee       Trustee     Chairman, President and CEO    Twelve
Director of
Chase, 61                      Since       of general partner of Vestor
Thornburg
                               2001 (4)    Partners, LP, Santa Fe, NM
Limited Term
                                           (private entity fund); Chairman
Municipal
                                           and CEO of Vestor Holdings,
Fund, Inc.
                                           Inc., Santa Fe, NM (merchant
(registered
                                           bank).
investment

company)

Forrest S.       Trustee       Trustee     Attorney in private practice   Ten
None
Smith, 70                      Since       and shareholder, Catron,
                               1987 (4)    Catron & Sawtell (law firm),
                                           Santa Fe, New Mexico.

James W.         Trustee       Trustee     Executive Vice President and   Ten
	         None
Weyhrauch, 42                  Since       Director, Nambe Mills, Inc.
                               1996 (4)    (manufacturer) Santa Fe, NM.


Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)
________________________________________________________________________________
____________________
Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Dawn B. Fischer, Secretary;    Secretary   Vice President, Secretary and  Not
Not
55               Assistant     and         Managing Director, Thornburg
applicable    applicable
                 Treasurer     Assistant   Investment Management, Inc.;
                               Treasurer   Secretary, Thornburg Limited
                               Since 1987  Term Municipal Fund, Inc.;
                               (6)         Secretary, Thornburg Securities
                                           Corporation; Vice President,
                                           Daily Tax Free Income Fund, Inc.
                                           (registered investment company).

Steven J.        Vice          Vice        Vice President and Managing    Not
Not
Bohlin, 43       President     President   Director of Thornburg
applicable    applicable
                 Treasurer     Since 1987; Investment Management, Inc.;
                               Treasurer   Vice President of Thornburg
                               Since 1989  Limited Term Municipal Fund,
                               (6)         Inc.

George T.        Vice          Vice        Vice President and Managing    Not
Not
Strickland, 40   President     President   Director of Thornburg
applicable    applicable
                               Since       Investment Management, Inc.;
                               1999 (6)    Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc.



Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)


Leigh Moiola,    Vice          Vice        Vice President (and since      Not
Not
35               President     President   1998 a Managing Director) of
applicable    applicable
                               Since 2001  Thornburg Investment Management,
                               (6)         Inc.; Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc.

Kenneth          Vice          Vice        Managing Director of Thornburg Not
Not
Ziesenheim, 46   President     President   Investment Management, Inc.;
applicable    applicable
                               Since 1995  President of Thornburg
                               (6)         Securities Corporation;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc.

Alexander        Vice          Vice        Managing Director of Thornburg   Not
Not
Motola, 32       President     President   Investment Management, Inc.
applicable applicable
                               Since 2001  since 2000; Vice President of
                               (6)         Thornburg Limited Term
                                           Municipal Fund, Inc. since 2001;
                                           Portfolio Manager, Insight
                                           Capital Research & Management,
                                           Inc., Walnut Creek, California
                                           1995-2000.



Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)


Dale Van Scoyk,  Vice          Vice        Account Manager for Thornburg  Not
Not
54               President     President   Investment Management, Inc.
applicable    applicable
                               Since 1998  since 1997, and Vice President
                               (6)         and Managing Director since
                                           1999; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. since 1999;
                                           National Account Manager for
                                           Heartland Funds 1993-1997.

Wendy Trevisani,  Vice         Vice        Associate of Thornburg         Not
Not
31                President    President   Investment Management, Inc.
applicable    applicable
                               Since 1999  since 1999 and Vice President
                               (6)         since 2000; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.
                                           1999-2002; Sales Representative,
                                           Solomon Smith Barney 1996-1999.

Joshua Gonze,     Vice         Vice        Associate since 1996 (and      Not
Not
40                President    President   since 1999 a Vice President)
applicable    applicable
                               Since 2001  of Thornburg Investment
                               (6)         Management, Inc.; Vice President
                                           of Thornburg Limited Term Municipal
                                           Fund, Inc. Since 2001; Associate
                                           Director, Corporate Credit Ratings,
                                           Standard & Poor's Corporation
                                           1994-1996.


Name, Address (1) Position(s)  Term of     Principal                      Member
of   Other
And Age           Held with    Office      Occupation(s)
Portfolios  Directorships
                  Trust (2)    and         During Past                    in
Fund     Held by
                               Length of   5 Years
Complex     Director or
                               Time
Overseen    Nominee for
                               Served                                     by
Director Director
                                                                          or
Nominee
                                                                          for
Director
                                                                          (2)


Brad Kinkelaar,   Vice         Vice        Assistant Portfolio Manager    Not
Not
34                President    President   of Thornburg Investment
applicable    applicable
                               Since 2001  Management, Inc. since 1999;
                               (6)         Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. 2001-2002; Equity
                                           Investment Analyst, State Farm
                                           Insurance Companies
                                           1996-1999.

Kerry Lee, 35     Vice         Vice        Associate of Thornburg         Not
Not
                  President    President   Investment Management, Inc.;
applicable    applicable
                               Since 1999  Vice President of Thornburg
                               (6)         Limited Term Municipal Fund,
                                           Inc. since 1999 and Assistant
                                           Vice President 1998-1999.

(1)     Each person's address is 119 East Marcy Street, Santa Fe, New Mexico
87501.

(2) The Trust is organized as a Massachusetts business trust, and is currently comprised of nine separate investment "funds" or "portfolios". The Trust's nine active funds, considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg
        Limited Term Municipal Fund, Inc.  Thornburg Investment Management, Inc.
is the investment
        adviser to, and manages, the eleven funds of the Trust and Thornburg
Limited Term Municipal
        Fund, Inc.

(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
Company Act of 1940
        because he is a director and controlling shareholder of Thornburg
Investment Management, Inc.
        the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor for of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg
        Investment Management, Inc.

(5) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the
        Trustees.

(6) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling (800) 847-0200.


Committees of the Trustees
--------------------------

     The Trustees have one standing committee, the audit committee, which is comprised of the four Trustees who are not interested persons, Mr. Smith (Chairman), Mr. Ater, Mr. Weyhrauch and Mr. Chase. The audit committee discharges its duties in accordance with an audit committee charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The committee held two meetings in the Trust's fiscal year ended September 30, 2001.

Compensation of Trustees
-------------------------

     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust pays each Trustee who is not an employee of Thornburg or an affiliated person an annual fee of $2,000 plus $1,000 for each meeting of the Trustees attended by the Trustee. In addition, the Trust pays a $4,000 annual stipend to each member of the audit committee, payable in quarterly installments, and reimburses each Trustee for travel and out-of-pocket expenses incurred by the Trustee and the Trustee's spouse in connection with attending those meetings. The Trustees have established one committee, the audit committee. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2001 as follows:


                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee*
--------   ------------  -------------     -------------  ---------------
Garrett
Thornburg            0             0                 0               0

David A.       $16,000             0                 0         $16,000
Ater

David D.
Chase          $13,000             0                 0         $23,000

J. Burchenal    $4,000             0                 0          $8,000
Ault
(former Trustee;
term of office
ended December
31, 2000)

Forrest S .    $16,000             0                 0         $16,000
Smith

James W.       $16,000             0                 0         $16,000
Weyhrauch

Brian J.
McMahon              0             0                 0               0

*  The Fund Complex includes Thornburg Limited Term Municipal Fund, Inc.
   (the "Company") and the Trust.  The Company comprises two separate series, Limited Term National Fund and Limited Term California Fund.
   The Trust consists of ten active series.  Mr. Ault was, until December
   31, 2000, a Director of the Company and a Trustee of the Trust.   Mr.
   Chase is both a Director of the Company and a Trustee of the Trust.

Certain Ownership Interests of Trustees

Column (2) of the following table shows the dollar range of shares owned beneficially by each Trustee of the Trust's nine other Funds as of December 31, 2001; the Fund had not issued shares as of that date; Column (3) shows the dollar range of shares owned beneficially by each Trustee in all Funds of the 11 Funds of the Trust and Thornburg Limited Term Municipal Fund, Inc. overseen by the Trustee as of December 31, 2001. As of that date, two Trustees of the Trust also supervised Funds of Thornburg Limited Term Municipal Fund, Inc., Mr. Thornburg and Mr. Chase.

  (1)                      (2)                       (3)
Name of           Dollar Range of Equity   Aggregate Dollar Range of
Trustee           Securities in the Funds  Equity Securities in all
                  Of the Trust             Registered Investments
                                           Companies Overseen by Trustee
                                           in Family of Investment
                                           Companies
---------------   -----------------------  -------------------------------
Garrett Thornburg   over $100,000              over $100,000

David A. Ater       none                       none

David D. Chase      none                       none

Forrest S. Smith    $10,001 - $50,000          $10,001 - $50,000

James W. Weyhrauch  $50,001 - $100,000         $50,001 - $100,000

Brian J. McMahon    over $100,000              over $100,000


Personal Securities Transactions of Personnel

     The Company, the Trust, the investment adviser to the Company and the Trust, and the distributor for the Company and the Trust, each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Specified personnel of the Company, Trust, investment adviser and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Fund. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.


                            NET ASSET VALUE

     The Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                               DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation acts as principal underwriter for the Fund. The Fund does not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Treasurer, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                         INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the independent accountant of the Fund.